UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 18, 2002

Date of Report (Date of earliest event reported)

UNION PLANTERS CORPORATION

(Exact name of registrant as specified in charter)

TENNESSEE	1-10160	62-0859007
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

UNION PLANTERS CORPORATION
6200 POPLAR AVE
MEMPHIS, TENNESSEE 38119
(Address of principal executive offices)

Registrant's telephone number, including area code:   (901) 580-6000

                                            Not Applicable

(Former name or former address, if changed since last report)

Item 5.  Other Events

First quarter 2002 earnings release.

On April 18, 2002, Union Planters Corporation announced operating results for the three months ended March 31, 2002.  A copy of the Company’s press release announcing the results is attached as Exhibit 99.1 and is incorporated by reference herein.  Additionally, the Company provided Supplemental financial information for analysts and other interested investors.  This information is attached as Exhibit 99.2 through 99.6 and is incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

               C.   Exhibits

 99.1 Union Planters Corporation Press Release dated April 18, 2002

 99.2 Financial Highlights (unaudited)

 99.3 Consolidated Balance Sheet (unaudited)

 99.4 Consolidated Statement of Earnings (unaudited)

 99.5 Consolidated Daily Average Balance Sheet and Interest Rates (unaudited)

 99.6 Supplemental Information (unaudited)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Union Planters Corporation

Registrant

Date: April 18, 2002	/s/Bobby L. Doxey
Bobby L. Doxey
Senior Executive Vice President, Chief
Financial Officer and Chief Accounting Officer